Registration No. 33-11371

1940 Act File No. 811-4982

Filed Pursuant to Rule 497(e)

HEARTLAND GROUP, INC.

Heartland Select Value Fund

Investor (HRSVX)

Institutional (HNSVX)

Supplement Dated May 15, 2020 to the

Prospectus and Summary Prospectus, each dated May 1, 2020

On May 14, 2020, the Board of Directors of Heartland Group, Inc. (the “Company”), unanimously approved the proposed reorganization of the Heartland Select Value Fund (the “Select Value Fund”) into the Heartland Mid Cap Value Fund (the “Mid Cap Value Fund”), each a series of the Company, subject to the approval of the shareholders of the Select Value Fund (the “Reorganization”). Heartland Advisors, Inc. (the “Advisor”) serves as the investment adviser to both Funds. The Advisor recommended the Reorganization in order to combine the assets of the Funds into a single Fund that the Advisor believes will attract new shareholders and, therefore, benefit all shareholders. Both Funds have similar investment objectives, strategies and risks. Both Funds are managed pursuant to the Advisor’s disciplined and time-tested 10 Principles of Value Investing™ framework.

The Board of Directors of the Company approved an Agreement and Plan of Reorganization that provides for the acquisition of all of the assets of the Select Value Fund by the Mid Cap Value Fund in exchange for shares of the Mid Cap Value Fund. Shareholders of the Select Value Fund would become shareholders of the Mid Cap Value Fund, receiving shares of the applicable class of the Mid Cap Value Fund equal in value to the shares of the Select Value Fund held immediately prior to the Reorganization. The Reorganization is intended to qualify as a tax-free transaction for federal income tax purposes.

Shareholders of record of the Select Value Fund will receive a Proxy Statement/ Prospectus, which describes in detail the Reorganization, the Mid Cap Value Fund and the Agreement and Plan of Reorganization, and seeks their approval of the proposed Reorganization. Assuming shareholders of the Select Value Fund approve the Agreement and Plan of Reorganization, the Reorganization is expected to close in the fourth quarter of 2020.

This Supplement should be retained with your Prospectus for future reference.

The date of this Supplement is May 15, 2020.